Exhibit 99.1

Marchex Reports Fourth Quarter and Full Year 2009 Financial Results

SEATTLE – Feb. 18, 2010—Marchex, Inc. (NASDAQ: MCHX), a leading performance marketing company, today reported its results for the full year ended December 31, 2009.

Fourth Quarter 2009 Consolidated Financial Results

•	Revenue was $23.4 million for the fourth quarter of 2009, compared to $34.8 million for the same period of 2008.

•

GAAP net income applicable to common stockholders was $36,000 for the fourth quarter of 2009 or $0.00 per diluted share. This compares to GAAP net loss applicable to common stockholders of $128.5 million or $3.66 per diluted share for the same period of 2008 which included the effect of a pre-tax $176.7 million non-cash goodwill and intangible asset impairment charge. The fourth quarter 2009 results included non-cash stock-based compensation expense of $2.3 million, compared to non-cash stock-based compensation expense of $2.4 million for the same period in 2008.

•

We provide a reconciliation of GAAP diluted EPS to Adjusted non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for the fourth quarter of 2009 was $0.04, compared to $0.09 for the same period of 2008. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and adjusted EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP measures.

•

Adjusted operating income before amortization was $2.1 million for the fourth quarter of 2009, compared to $5.5 million for the same period of 2008. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $3.6 million in the fourth quarter of 2009, compared to $7.5 million for the same period of 2008. A reconciliation of adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

Full Year 2009 Results

•	Revenue for the year ended December 31, 2009 was $93.3 million, compared to $146.4 million for the same period of 2008.

•

GAAP net loss applicable to common stockholders was $2.1 million or $0.07 per diluted share for 2009. This compares to GAAP net loss applicable to common stockholders of $127.9 million or $3.52 per diluted share for the same period of 2008 which included the effect of a pre-tax $176.7 million non-cash goodwill and intangible asset impairment charge.

•

As discussed in the summary of the fourth quarter 2009 consolidated financial results, we provide a reconciliation of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for 2009 was $0.12, compared to $0.37 in 2008.

•

Adjusted operating income before amortization was $6.8 million for 2009, compared to $22.6 million in 2008. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $13.0 million for 2009, compared to $32.1 million in 2008. A reconciliation of adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

”As we finished 2009, we continued to see very good traction with our call advertising products, as well as our suite of small business marketing products, which led to another quarter of sequential growth,” said Russell C. Horowitz, Marchex Chairman and Chief Executive Officer. “We are highly focused on continuing our progress and innovating and executing against these core industry beliefs in 2010: (1) call-based advertising products will become ubiquitous; and (2) small businesses will increasingly look to unified marketing products to help them grow and manage their business and customer relationships.”

Operating Highlights

Local Advertising Services: For the fourth quarter of 2009, revenue from Local Advertising Services was $16.4 million. Marchex ended the fourth quarter with more than 70,000 advertisers using its products and services. Based on ongoing progress, Marchex expects to add to its advertiser total in 2010. Paid inclusion related services, totaling approximately $1.4 million for the fourth quarter of 2009 and approximately $7.5 million for 2009, were discontinued as of year end in accordance with the previously announced plan.

Publishing (proprietary traffic sources): For the fourth quarter of 2009, revenue from Publishing was $7.0 million.

Non-Operating Highlights

During the fourth quarter of 2009, Marchex sold a small number of non-strategic domains that yielded $2 million. There is still significant demand for high quality domains and Marchex believes that will remain the case for the foreseeable future.

In addition, during the fourth quarter of 2009, Marchex purchased 695,000 shares of its outstanding Class B common stock for a total price of $3.2 million, bringing its total shares repurchased under its stock repurchase program to 8.8 million shares, or 24% of its outstanding common stock.

Marchex Financial Guidance

The following forward-looking statements reflect Marchex's expectations as of February 18, 2010.

First Quarter Guidance:

Marchex anticipates first quarter revenue of $22.0 million to $23.0 million.

“We remain significantly invested in our products as many of the markets we serve are early in their development,” said Horowitz. “As our penetration into these developing markets increases in 2010, we anticipate seeing increased growth in our overall business and increased efficiencies as we accelerate beyond the fixed cost components of these initiatives, even if in the first quarter and near term, margins stay in a range similar to the fourth quarter. Additionally, our guidance today reflects the discontinuation of paid inclusion related revenue as of year end.”

“Although the early stage nature of some of our growth products makes it difficult to forecast specific revenue and profitability targets for the full year, the investments we are making are paying off and we expect the continued momentum from both our call and small business marketing products to result in accelerating revenue gains in 2010. In addition, we expect our business progress will result in Marchex continuing to generate significant cash flow in 2010. We are excited about the progress we are making and we look forward to updating you as we launch new products and customers throughout the year,” said Horowitz.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Thurs., February 18, 2010 to discuss its fourth quarter and year ended December 31, 2009 financial results, and other company updates. To access the call by live webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/investors/events.html). An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex, Inc. (www.marchex.com) provides call- and click-based performance marketing products. Marchex’s products support tens of thousands of advertisers, ranging from local businesses to the Fortune 500.

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues and other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements, which are described in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of February 18, 2010 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex's management uses Adjusted OIBA, which excludes (1) any gain/loss on sales and disposals of intangible assets, and (2) impairment of goodwill and intangible assets as these are viewed as non-recurring in nature. Adjusted OIBA is the basis on which Marchex's internal budgets are based and by which Marchex's management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex's consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, gain/loss on sales and disposals of intangible assets and impairment of goodwill and intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex's management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income (loss) available to common stockholders plus: (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) gain/loss on sales and disposals of intangible assets, (4) other income (expense), (5) impairment of goodwill and intangible assets and less (6) premium on preferred stock redemption. Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method, includes the weighted average number of all potential common shares relating to convertible preferred stock and restricted stock and excludes the weighted average common share equivalents for redeemed preferred shares. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex's financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company's operating performance compared to that of other companies in its industry.

Marchex's management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company's results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Marchex Investor Relations:

Trevor Caldwell

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

Michelle Craig

Nyhus Communications for Marchex

Telephone: 206.323.3733

Email: michelle(at)nyhus.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended December 31,
	2008	2009

Revenue	$34,811,178	$23,437,385

Expenses:
Service costs (1)	14,276,872	12,698,410
Sales and marketing (1)	8,621,282	3,404,982
Product development (1)	4,295,809	3,508,099
General and administrative (1)	4,462,255	3,994,365
Amortization of intangible assets from acquisitions	3,078,525	811,971

Total operating expenses	34,734,743	24,417,827

Impairment of goodwill	(169,299,000)	—
Impairment of intangible assets	(7,424,706)	—
Gain on sales and disposals of intangible assets, net	366,474	1,878,877

Income (loss) from operations	(176,280,797)	898,435

Interest income and other, net	59,442	862

Income (loss) before provision for income taxes	(176,221,355)	899,297
Income tax expense (benefit)	(47,770,753)	863,031

Net income (loss)	(128,450,602)	36,266
Convertible preferred stock dividends and premium on preferred stock redemption, net	72,395	—

Net income (loss) applicable to common stockholders	$(128,522,997)	$36,266

Basic net income (loss) per share applicable to Class A and Class B common stockholders	$(3.66)	$0.00
Diluted net income (loss) per share applicable to Class A and Class B common stockholders	$(3.66)	$0.00
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	10,959,216	10,869,216
Class B	24,138,566	22,409,306
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	10,959,216	10,869,216
Class B	35,097,782	33,673,435
(1) Includes stock-based compensation allocated as follows:
Service costs	$78,801	$156,014
Sales and marketing	238,087	178,433
Product development	304,456	112,967
General and administrative	1,744,529	1,833,348

Total	$2,365,873	$2,280,762

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Twelve Months Ended December 31,
	2008	2009
Revenue	$146,374,922	$93,261,201

Expenses:
Service costs (1)	66,022,359	47,632,864
Sales and marketing (1)	31,951,963	17,890,196
Product development (1)	17,485,518	14,477,906
General and administrative (1)	19,652,781	16,049,461
Amortization of intangible assets from acquisitions	13,957,728	5,492,850

Total operating expenses	149,070,349	101,543,277

Impairment of goodwill	(169,299,000)	—
Impairment of intangible assets	(7,424,706)	—
Gain on sales and disposals of intangible assets, net	4,133,082	4,711,845

Loss from operations	(175,286,051)	(3,570,231)
Interest income (expense) and other, net	1,476,066	(16,563)

Loss before provision for income taxes	(173,809,985)	(3,586,794)
Income tax benefit	(45,946,357)	(1,524,790)

Net loss	(127,863,628)	(2,062,004)
Convertible preferred stock dividends and premium on preferred stock redemption, net	39,738	—

Net loss applicable to common stockholders	$(127,903,366)	$(2,062,004)

Basic net loss per share applicable to Class A and Class B common stockholders	$(3.52)	$(0.07)
Diluted net loss per share applicable to Class A and Class B common stockholders	$(3.52)	$(0.07)
Shares used to calculate basic net loss applicable to common stockholders
Class A	10,963,724	10,884,257
Class B	25,468,281	22,829,994
Shares used to calculate diluted net loss applicable to common stockholders
Class A	10,963,724	10,884,257
Class B	36,432,005	33,714,251
(1) Includes stock-based compensation allocated as follows:
Service costs	$493,023	$473,575
Sales and marketing	1,681,815	1,400,470
Product development	1,664,467	591,892
General and administrative	7,511,272	7,131,395

Total	$11,350,577	$9,597,332

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2008	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$27,418,396	$33,638,002
Trade accounts receivable, net	21,734,291	14,783,429
Prepaid expenses and other current assets	2,642,607	3,463,430
Refundable taxes	3,042,288	5,380,029
Deferred tax assets	1,088,872	950,477

Total current assets	55,926,454	58,215,367

Property and equipment, net	5,615,396	5,051,717
Deferred tax assets	56,784,228	52,690,910
Intangibles and other assets, net	6,665,562	3,667,398
Goodwill	35,475,782	35,438,289
Intangible assets from acquisitions, net	9,802,365	4,309,478

Total assets	$170,269,787	$159,373,159

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$12,351,123	$8,763,090
Accrued expenses and other current liabilities	6,331,709	6,158,966
Deferred revenue	2,255,906	2,020,728

Total current liabilities	20,938,738	16,942,784

Other non-current liabilities	23,297	1,005,444

Total liabilities	20,962,035	17,948,228
Stockholders’ equity:
Class A common stock	112,217	111,317
Class B common stock	286,736	251,939
Treasury stock	(15,392,921)	(3,204,884)
Additional paid-in capital	299,925,762	281,952,605
Accumulated deficit	(135,624,042)	(137,686,046)

Total stockholders’ equity	149,307,752	141,424,931

Total liabilities and stockholders’ equity	$170,269,787	$159,373,159

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended December 31,
	2008	2009
Net income (loss) applicable to common stockholders	$(128,522,997)	$36,266
Convertible preferred stock dividends and premium on preferred stock redemption, net	72,395	—

Net income (loss)	(128,450,602)	36,266
Income tax expense (benefit)	(47,770,753)	863,031

Income (loss) before provision for income taxes	(176,221,355)	899,297
Interest income and other, net	(59,442)	(862)

Income (loss) from operations	(176,280,797)	898,435
Stock-based compensation	2,365,873	2,280,762
Amortization of intangible assets from acquisitions	3,078,525	811,971

Operating income (loss) before amortization (OIBA)	(170,836,399)	3,991,168
Impairment of goodwill	169,299,000	—
Impairment of intangible assets	7,424,706	—
Gain on sales and disposals of intangible assets, net	(366,474)	(1,878,877)

Adjusted operating income before amortization (Adjusted OIBA)	$5,520,833	$2,112,291

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Loss to Operating Income Before Amortization (OIBA) and

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Twelve Months Ended December 31,
	2008	2009
Net loss applicable to common stockholders	$(127,903,366)	$(2,062,004)
Convertible preferred stock dividends and premium on preferred stock redemption, net	39,738	—

Net loss	(127,863,628)	(2,062,004)
Income tax benefit	(45,946,357)	(1,524,790)

Loss before provision for income taxes	(173,809,985)	(3,586,794)
Interest (income) expense and other, net	(1,476,066)	16,563

Loss from operations	(175,286,051)	(3,570,231)
Stock-based compensation	11,350,577	9,597,332
Amortization of intangible assets from acquisitions	13,957,728	5,492,850

Operating income (loss) before amortization (OIBA)	(149,977,746)	11,519,951
Impairment of goodwill	169,299,000	—
Impairment of intangible assets	7,424,706	—
Gain on sales and disposals of intangible assets, net	(4,133,082)	(4,711,845)

Adjusted operating income before amortization (Adjusted OIBA)	$22,612,878	$6,808,106

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended December 31,
	2008	2009
Net cash provided by operating activities	$7,162,791	$3,574,652

Changes in asset and liabilities, net of effects of acquisitions	48,135,455	(853,061)
Income tax provision (benefit)	(47,770,753)	863,031
Other item-facility relocation	18,930	—
Interest income and other, net	(60,268)	7,580
Income and excess tax benefits related to stock options	594	—

Adjusted EBITDA	$7,486,749	$3,592,202

Net cash provided by (used in) investing activities	$(161,509)	$981,795

Net cash used in financing activities	$(8,671,414)	$(3,940,973)

	Twelve Months Ended December 31,
	2008	2009
Net cash provided by operating activities	$26,522,883	$17,147,261

Changes in asset and liabilities, net of effects of acquisitions	52,952,170	(2,727,871)
Income tax benefit	(45,946,357)	(1,524,790)
Other item-facility relocation	16,012	—
Interest (income) expense and other, net	(1,474,018)	25,620
Income and excess tax benefits related to stock options	60,857	68,827

Adjusted EBITDA	$32,131,547	$12,989,047

Net cash provided by investing activities	$782,163	$2,535,128

Net cash used in financing activities	$(36,342,957)	$(13,462,783)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended December 31,
	2008	2009
Adjusted Non-GAAP EPS	$0.09	$0.04

Net income (loss) per Class B share applicable to common stockholders-diluted (GAAP EPS)	$(3.66)	$0.00
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	35,097,782	33,673,435

Net income (loss) applicable to common stockholders	$(128,522,997)	$36,266

Premium on preferred stock redemption	73,465	—
Stock-based compensation	2,365,873	2,280,762
Impairment of goodwill	169,299,000	—
Impairment of intangible assets	7,424,706	—
Amortization of intangible assets from acquisitions	3,078,525	811,971
Gain on sales and disposals of intangible assets, net	(366,474)	(1,878,877)
Interest income and other, net	(59,442)	(862)
Estimated impact of income taxes	(49,746,478)	73,504

Adjusted Non-GAAP net income applicable to common stockholders	$3,546,178	$1,322,764

Adjusted Non-GAAP EPS	$0.09	$0.04

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	35,097,782	33,673,435
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	2,726,387	2,302,394

Shares used to calculate Adjusted Non-GAAP EPS	37,824,169	35,975,829

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes,

which included restricted stock using the treasury stock method.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Twelve Months Ended December 31,
	2008	2009
Adjusted Non-GAAP EPS	$0.37	$0.12

Net loss per Class B share applicable to common stockholders-diluted (GAAP EPS)	$(3.52)	$(0.07)
Shares used to calculate diluted net loss per Class B share applicable to common stockholders	36,432,005	33,714,251

Net loss applicable to common stockholders	$(127,903,366)	$(2,062,004)

Premium on preferred stock redemption	475	—
Stock-based compensation	11,350,577	9,597,332
Impairment of goodwill	169,299,000	—
Impairment of intangible assets	7,424,706	—
Amortization of intangible assets from acquisitions	13,957,728	5,492,850
Gain on sales and disposals of intangible assets, net	(4,133,082)	(4,711,845)
Interest income (expense) and other, net	(1,476,066)	16,563
Estimated impact of income taxes	(54,013,122)	(3,956,991)

Adjusted Non-GAAP net income applicable to common stockholders	$14,506,850	$4,375,905

Adjusted Non-GAAP EPS	$0.37	$0.12

Shares used to calculate diluted net loss per Class B share applicable to common stockholders	36,432,005	33,714,251
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	3,247,560	2,615,952

Shares used to calculate Adjusted Non-GAAP EPS	39,679,565	36,330,203

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes,

which included restricted stock using the treasury stock method.